UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
    Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (date of earliest event reported): June 8, 2005 (June 6, 2005)


                            HEALTHSOUTH Corporation
-------------------------------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)


                                   Delaware
                                   --------
                (State or Other Jurisdiction of Incorporation)


                1-10315                             63-0860407
                -------                             ----------
      (Commission File Number)            (IRS Employer Identification No.)


              One HEALTHSOUTH Parkway, Birmingham, Alabama 35243
              --------------------------------------------------
         (Address of Principal Executive Offices, Including Zip Code)


                                (205) 967-7116
                                --------------
             (Registrant's Telephone Number, Including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01. Entry into a Material Definitive Agreement.

         On June 8, 2005, HealthSouth Corporation ("HealthSouth" or the "Company") issued a press release, a copy of which is attached hereto as
Exhibit 99.1 and incorporated herein by reference, announcing that on June 6, 2005, the Securities and Exchange Commission (the "SEC") approved a settlement (the "Settlement") with the Company relating to the action filed by the SEC on March 19, 2003 against, among others, the Company, captioned SEC v. HealthSouth Corporation and Richard M. Scrushy, No. CV-03-J-0615-S (N.D. Ala.) (the "SEC Litigation").

         Under the terms of the Settlement, HealthSouth has agreed, without admitting or denying the SEC's allegations, to be enjoined from future violations of certain provisions of the securities laws. The Company has also agreed to:

     o Pay a $100 million civil penalty and disgorgement of $100 to the SEC in the following installments: $12,500,100 by October 15, 2005 (or 30 days after entry of the final judgment relating to the Settlement, whichever is later), $12.5 million by April 15, 2006, $25 million by October 15, 2006, $25 million by April 15, 2007, and $25 million by October 15, 2007. The staff of the SEC will request that the civil penalty be used to create an investor fund, as authorized under the Sarbanes-Oxley Act;

     o Retain a qualified governance consultant to perform a review of the adequacy and effectiveness of HealthSouth's corporate governance systems, policies, plans, and practices;

     o Retain a qualified accounting consultant to perform a review of the effectiveness of HealthSouth's material internal accounting control structure and policies, as well as the effectiveness and propriety of HealthSouth's processes, practices and policies for ensuring the Company's financial data is accurately reported in its public financial statements. As an alternative to retaining a qualified accounting consultant, HealthSouth can, within 60 days of filing with the SEC audited financial statements for the fiscal year ended December 31, 2005, provide to the SEC all communications between HealthSouth's independent auditor and HealthSouth's management and/or Audit Committee from the date of the final judgment regarding the Settlement is entered until such report concerning HealthSouth's internal accounting controls;

     o Provide reasonable training and education to certain of its officers and employees to minimize the possibility of future violations of the federal securities laws;

     o Continue to cooperate with the SEC and the Department of Justice in their respective ongoing investigations; and

     o Create, staff and maintain the position of Inspector General within the Company and permit the Inspector General to hire a staff of at least five people.

         The Settlement also provides that the amounts ordered to be paid as civil penalties shall be treated as penalties paid to the government for all purposes, including all tax purposes, and that the Company will not be able to be reimbursed or indemnified for such payment through insurance or any other source, or use such payment to setoff or reduce any award of compensatory damages to plaintiffs in related securities litigation pending against the Company.

         In connection with the Settlement, HealthSouth consented to the entry of a final judgment in the SEC Litigation to implement the terms of the Settlement. The United States District Court for the Northern District of Alabama, Southern Division, must consent to the entry of the final judgment in order to consummate the Settlement.

         The foregoing description of the terms of the Settlement does not purport to be complete and is qualified in its entirety by reference to each of the Consent of Defendant HealthSouth Corporation in the SEC Litigation and the Form of Final Judgment as to Defendant HealthSouth Corporation, copies of which are attached hereto as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference herein.

         Cautionary Statement Regarding Forward-Looking Statements

         Certain matters discussed herein constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934, which represent HealthSouth's current expectations and beliefs concerning future events that involve risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Such information is based on numerous assumptions and involve a number of risks and uncertainties, many of which are beyond the Company's control. The Company does not undertake any duty to update such forward-looking statements. You are cautioned not to place undue reliance on the forward-looking statements contained in this Form 8-K.

ITEM 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

         The disclosure included under Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

ITEM 9.01.  Financial Statements and Exhibits.

(c) Exhibits.

See Exhibit Index.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       HEALTHSOUTH CORPORATION


                                       By: /s/ Gregory L. Doody
                                           ------------------------------
                                           Name:  Gregory L. Doody
                                           Title: Executive Vice President,
                                                  General Counsel and Secretary


Dated: June 8, 2005

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                                 EXHIBIT INDEX


   Exhibit Number       Description
   --------------       -----------

         99.1           Press release of HealthSouth Corporation, dated June 8,
                        2005.

         99.2           Consent of Defendant HealthSouth Corporation.

         99.3           Form of Final Judgment as to Defendant HealthSouth
                        Corporation.